PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A REQUEST FOR CONFIDENTIAL TREATMENT. THE COPY FILED AS AN EXHIBIT OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. SUCH OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION. SUCH PORTIONS ARE MARKED BY BRACKETS [***] AND THE PAGES ON WHICH THEY APPEAR CONTAIN AN ASTERISK (*) IN THE UPPER RIGHT HAND CORNER.

Customer Name (Full Legal Name):
                                               AT&T CORP.
VOICECOM SYSTEMS, INC.                                                                 ("AT&T")
("Customer")

Customer Address:                             AT&T Address:
500 Northridge Road, Suite 800                1057 Lenox Park Blvd., Suite 275        AT&T Contact Name:
                                                                                      John Reynolds
City       State    Zip Code                  City       State   Zip Code             AT&T Contact Telephone Number
Atlanta    GA       30350                     Atlanta    GA      30319                404-814-6711

Customer hereby places an order for:

X  NEW AT&T CONTRACT TARIFF      __ EXISTING AT&T CONTRACT TARIFF NO. ________
   (attachment required)             (attachment required)

EXISTING PRICING PLAN REPLACEMENT/DISCONTINUANCE:

X Check here and identify below any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)
CT'S [***], [***], & [***] AS PURSUANT TO SECTIONS 6.D.1 OF EACH CONTRACT TARIFF

1. Services will be provided under the Contract Tariff (CT) ordered hereunder, subject to the rates, terms and conditions in the CT as well as the AT&T tariffs (if any) referenced In the CT ("Applicable Tariffs"), as those Applicable Tariffs may be modified from time to time.

2. This Form (including its addenda, if any), the CT and the Applicable Tariff constitute the entire agreement (collectively the "Agreement") between Customer and AT&T with respect to the services provided under the CT and supersede any and all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning such services or the rights and obligations relating to such services. In the event of any Inconsistency between the terms of this Form (including its addenda, if any) and the CT or Applicable Tariffs, the terms of the Applicable Tariffs and CT shall prevail.
In the event of any inconsistency between the terms of the CT and the Applicable Tariffs, the terms of the CT shall prevail. Except for changes to rates (to the extent permitted under the CT ) and changes to the Applicable Tariffs, no change, modification or waiver of any of the terms of this Agreement shall be binding unless reduced to writing and signed by authorized representatives of both parties and, to the extent required by law, filed with the FCC.

3. Except to the extent that federal law applies, the construction, Interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules.

4. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

5. As to new CTs, Customer may, as Its sole remedy, cancel this order for the CT without liability before the CT becomes effective if, without Customer's consent: (a) AT&T fails to file the CT with the FCC within 30 days after the date this Form is signed by both parties; (b) the CT as filed Is not consistent with the attached illustrative copy; or (c) the CT does not go Into effect within 30 days after filing.

6. Orders for existing CTs will be accepted and Implemented by AT&T only If the specified CT Is available when ordered and Customer is eligible for the CT.
7. Customer shall provide Installation Instructions and other Information as required by AT&T.

YOUR SIGNATURE ACKNOWLEDGES THAT YOU HAVE READ, UNDERSTAND AND AGREE TO THE PROVISIONS OF THIS AGREEMENT AND THAT YOU ARE DULY AUTHORIZED TO SIGN THIS AGREEMENT.

CUSTOMER                                        AT&T CORP.
Full Legal Name:  VOICECOM SYSTEMS, INC.

By:   /s/ Gail S. Conely                     By:   /s/ Donna A. Lee
   ------------------------------------         -------------------------------
   (Authorized Customer Signature)              (Authorized AT&T Signature)

Gail S. Conely   Sr. VP/CFO                  Donna A. Lee  VP Global Services
---------------------------------------      ----------------------------------
(Typed or Printed Name and Title)            (Typed or Printed Name and Title)

Date:    9/30/97                             Date:   10/2/97

                       ADDENDUM TO CONTRACT TARIFF ORDER


     This Addendum is Made between AT&T Corp. ("AT&T") and VoiceCom Systems, Inc. ("CUSTOMER"), affecting their Contract Tariff Order, which becomes effective contemporaneously herewith ("the Agreement-). CUSTOMER and AT&T hereby agree to amend and supplement their Agreement as follows:

1. At the end of the paragraph of the Agreement entitled "Existing Pricing plan Replacement/Discontinuance", after the phrase "of each Contract Tariff", the parties agree to add the following: "(as amended by Amendment No. 2, Amendment No. 2 and Amendment No. 1, respectively)."

2. After Section 7 of the Agreement, the parties agree to add a new Section 8. as follows: "AT&T covenants to file the CT promptly with the FCC."


All other provisions in the Agreement remain unchanged.

VoiceCom Systems, Inc.                         AT&T Corp.

By:   /s/ Gail S. Conely                       By:   /s/ Donna A. Lee
   ---------------------------------              -----------------------------

     Gail S. Conely                            Donna A. Lee
------------------------------------           --------------------------------
(Typed or printed name)                        (Typed or printed name)

     Sr. VP/CFO                                     VP Global Services
------------------------------------           --------------------------------
(Title)                                        (Title)

     9/30/97                                          10/2/97
------------------------------------           ---------------------------------
(Date)                                         (Date)




                                AT&T PROPRIETARY
                    Use In Accordance with AT&T Instructions

                                                                               *
AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. [***]
Adm. Rates and Tariffs                                      Original Title Page
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective:  October 15, 1997

                    ** All material on this page is new.  **


                           CONTRACT TARIFF NO. [***]

                                   TITLE PAGE


This Contract Tariff applies to AT&T Software Defined Network Services consisting of: Custom Software Defined Network-Domestic; AT&T 800 Services consisting of: AT&T 800 Service-Domestic, AT&T MEGACOM 800 Service-Domestic, AT&T MEGACOM 800 High Capacity Service, AT&T 800 READYLINE Service-Domestic and AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands; AT&T Private Line Services consisting of: Domestic ACCUNET Spectrum of Digital Services, Domestic ACCUNET T1.5 Services, Domestic ACCUNET T45 Services, Domestic ACCUNET Fractional T45 Services, Domestic ACCUNET T32 Services, Domestic DATAPHONE Digital Services; AT&T Local Channel Services; and to AT&T Custom Software Defined Network Services consisting of: Custom Software Defined Network-International and Global Software Defined Network Service; AT&T 800 Services consisting of: AT&T MEGACOM 800 Service-Canada, AT&T MEGACOM 800 Service-Mexico, AT&T MEGACOM 800 Service-Overseas, AT&T 800 READYLINE Service-Canada, AT&T 800 READYLINE Service-Mexico; AT&T 800 READYLINE Service-Overseas for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunication services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.



*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

                                                                               *
AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. [***]
Adm. Rates and Tariffs                                          Original Page 1
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective:  October 15, 1997

                    ** All material on this page is new.  **


                           CONTRACT TARIFF NO. [***]

                                  CHECK SHEET

The Title Page and Page 1 through 14 inclusive of this tariff are effective as of the date shown.

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
Check Sheet......................................................     1
List of Concurring, Connecting and Other Participating Carriers..     1
Explanation of Symbols - Coding of Tariff Revisions..............     1
Trademarks and Service Marks.....................................     2
Explanation of Abbreviations.....................................     2
Contract Summary.................................................     3

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

CONCURRING CARRIERS  -  NONE

CONNECTING CARRIERS  -  NONE

OTHER PARTICIPATING CARRIERS  -  NONE

EXPLANATION OF SYMBOLS  -  Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:


     R   -   to signify reduction.
     I   -   to signify increase.
     C   -   to signify changed regulation.
     T   -   to signify a change in text but no change in rate or regulation.
     S   -   to signify reissued matter.
     M   -   to signify matter relocated without change.
     N   -   to signify new rate or regulation.
     D   -   to signify discontinued rate or regulation.
     Z   -   to signify a correction.

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.


*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

                                                                               *
AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. [***]
Adm. Rates and Tariffs                                          Original Page 2
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective:  October 15, 1997

                    ** All material on this page is new.  **


TRADEMARKS AND SERVICE MARKS - The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.


          Trademarks                Service Marks
          ----------                -------------
            None                    ACCUNET
                                    DATAPHONE
                                    MEGACOM
                                    READYLINE


EXPLANATION OF ABBREVIATIONS

Adm.   -   Administrator
IOCs   -   Inter Office Channels
kbps   -   kilobits per second
Mbps   -   Megabits per second




*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

                                                                               *
AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. [***]
Adm. Rates and Tariffs                                          Original Page 3
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective:  October 15, 1997

                    ** All material on this page is new.  **


                               GENERAL PROVISIONS
                               ------------------

DETARIFFING - If during the term of this Contract Tariff, the AT&T Tariffs referenced herein ("Applicable AT&T Tariffs") are detariffed in whole or in part pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction, then following such detariffing:

(i) the terms and conditions for the Services Provided will remain the same as those in this Contract Tariff, except that the relevant terms and conditions contained in the Applicable AT&T Tariffs will remain the same as those in effect as of the date AT&T detariffs in whole or in part those Applicable AT&T Tariff provisions, and will be incorporated as part of this Contract Tariff, and

(ii) the rates for the Services Provided will be:

     (a) to the extent Applicable AT&T Tariff provisions remain filed and effective, those rates specified in such Applicable AT&T Tariff provisions, as amended from time to time; and

     (b) to the extent that this Contract Tariff contains specific rates or rate schedules that would apply in lieu of (or in addition to) the rates or rate schedules in Applicable AT&T Tariffs, such specific Contract Tariff rates and rate schedules; and

     (c) to the extent Applicable AT&T Tariff provisions are detariffed, and (b) preceding does not apply, those rates specified in the applicable AT&T Price Lists, as amended from time to time.

In all cases (a, b or c), the applicable rates shall continue to be subject to any discounts, waivers, credit, and restrictions on rate changes that may be contained in this Contract Tariff. Where rates and rate changes (both increases and decreases) would have been calculated by reference to a tariff rate that has been detariffed, rates and rate changes shall instead be calculated during the term of this Contract Tariff by reference to applicable AT&T Price Lists and (to the extent changes to tariff rates were permitted under this Contract Tariff) AT&T shall have the right to change its Price Lists from time to time.

All references to the AT&T Tariffs in this Contract Tariff shall be construed to mean the AT&T Tariffs specified herein, as well as the documents which will replace those tariffs, including the AT&T Price Lists, when AT&T cancels those tariffs.



*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

                                                                               *
AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. [***]
Adm. Rates and Tariffs                                          Original Page 4
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective:  October 15, 1997

                    ** All material on this page is new.  **


                           CONTRACT TARIFF NO. [***]

1.   SERVICES PROVIDED:

     A.   DOMESTIC SERVICES

     1.   AT&T Software Defined Network (SDN) Services (AT&T Tariff F.C.C. No.
1) consisting of:

          (A)  Custom SDN-Domestic

     2.   AT&T 800 Services (AT&T Tariff F.C.C. Nos. 2 and 14) consisting of:

          (A) AT&T 800 Service-Domestic
          (B) AT&T MEGACOM 800 Service-Domestic
          (C) AT&T MEGACOM 800 High Capacity Service
          (D) AT&T 800 READYLINE Service-Domestic
          (E) AT&T 800 READYLINE Service-Puerto Rico and the U.S. Virgin Islands

     3.   AT&T Private Line Services (AT&T Tariff F.C.C. No. 9) consisting of:

          (A) Domestic ACCUNET Spectrum of Digital Services (ASDS)
          (B) Domestic ACCUNET T1.5 Services
          (C) Domestic ACCUNET T45 Services
          (D) Domestic ACCUNET Fractional T45 Services
          (E) Domestic ACCUNET T32 Services
          (F) Domestic DATAPHONE Digital Services (DDS)

     4.   AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11)

     B.   INTERNATIONAL SERVICES

     1.   AT&T Software Defined Network (SDN) Services (AT&T Tariff F.C.C. No.
1) consisting of:

          (A) Custom SDN-International
          (B) Global Software Defined Network (GSDN) Service



*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

                                                                               *
AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. [***]
Adm. Rates and Tariffs                                          Original Page 5
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective:  October 15, 1997

                    ** All material on this page is new.  **


1.B. INTERNATIONAL SERVICES (CONTINUED)

     2.   AT&T 800 Services (AT&T Tariff F.C.C. No. 2) consisting of:

          (A) AT&T MEGACOM 800 Service - Canada
          (B) AT&T MEGACOM 800 Service - Mexico
          (C) AT&T MEGACOM 800 Service - Overseas
          (D) AT&T 800 READYLINE Service - Canada
          (E) AT&T 800 READYLINE Service - Mexico
          (F) AT&T 800 READYLINE Service - Overseas

1.1 INITIAL QUANTITIES - The following Initial Quantities of AT&T Private Line and AT&T Local Channel Services components must be installed prior to the 3rd month following the CISD:

     A.   AT&T PRIVATE LINE SERVICES

9 ACCUNET T1.5 Service IOCs with an average mileage of less than 1000 miles. 1 ACCUNET T45 Service IOCs with an average mileage of less than 1999 miles.

     B.   AT&T LOCAL CHANNEL SERVICES

2 AT&T Terrestrial 45 Mbps Local Channels with an average mileage of less than 8 miles.
6 AT&T Terrestrial 1.544 Mbps Local Channels with an average mileage of less than 8 miles.

2. CONTRACT TERM; RENEWAL OPTIONS - For each of the Services Provided under this Contract Tariff, the term of this contract Tariff is 3 years beginning with the Customer's Initial Service Date (CISD). The rates and discounts specified in this Contract Tariff will apply commencing at the CISD. For the AT&T SDN Services, the CISD is the first day of the Customer's first full billing cycle under this Contract Tariff. For the AT&T 800 Services, the CISD is the first day of the Customer's first full billing month under this Contract Tariff. For the AT&T Private Line and AT&T Local Channels Services, the CISD is the date that the Customer begins service under this Contract Tariff. No renewal option is available for this Contract Tariff.



*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

                                                                               *
AT&T COMMUNICATIONS                                   CONTRACT TARIFF NO. [***]
Adm. Rates and Tariffs                                          Original Page 6
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective:  October 15, 1997

                    ** All material on this page is new.  **


3.   MINIMUM COMMITMENTS/CHARGES

     A. AT&T SDN SERVICES/AT&T 800 SERVICES - The AT&T SDN Service and AT&T 800 Services combined Minimum Annual Revenue Commitment (MARC) under this Contract Tariff, is as follows for each year of the Contract Tariff Term:

               Year         MARC
               ----     -------------
                1          $[***]
                2          $[***]
                3          $[***]

The AT&T SDN Service and AT&T 800 Services combined MARC under this Contract Tariff will be satisfied by the Customer's total domestic and international AT&T SDN Services Gross Monthly Usage Charges (GMUC) and total domestic and international AT&T 800 Services GMUCs under this Contract Tariff, after the application of the Discounts in Section 5.A.1. and 5.B.1.(a), following. If on the anniversary of the CISD for years one and two, the Customer failed to satisfy the MARC for the preceding year, the Customer may elect to: (1) be billed the difference between the MARC and the actual discounted domestic and international GMUCs for AT&T SDN and AT&T 800 Services for that year or (2) defer the shortfall amount, not to exceed $[***] for year one and $[***] for year two, to the year of the Contract Tariff Term immediately following the year such shortfall is incurred. Such deferred MARC shortfall charge will be added to the corresponding MARC for the following year. Any shortfall amounts not deferred under this section will be billed to the Customer. If on the anniversary of the CISD for year 3, the Customer failed to satisfy the MARC for the preceding year, the Customer will be billed the difference between the MARC and the actual discounted domestic and international GMUCs for AT&T SDN and AT&T 800 Services for that year.



*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

AT&T COMMUNICATIONS                               CONTRACT TARIFF NO. [***]*
Adm Rates and Tariffs                                       Original Page 7
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective: October 15, 1997

                     **All material on this page is new.**

     3.   MINIMUM COMMITMENTS/CHARGES (CONTINUED)

     B. AT&T PRIVATE LINE AND AT&T LOCAL CHANNEL SERVICES - The combined MARC for the AT&T Private Line Services and AT&T Local Channel Services provided under this Contract Tariff is $[***] for year one of the Contract Tariff Term and $[***] for each of years two and three of the Contract Tariff Term. The AT&T Private Line and AT&T Local Channel Services combined MARC under this Contract Tariff will be satisfied by the undiscounted recurring charges for Multi-Service Volume Pricing Plan (MSVPP)-eligible service components as specified in AT&T Tariff F.C.C. Nos. 9 and 11, as amended from time to time. If on any anniversary of the CISD the Customer has failed to satisfy the MARC for the preceding year, the Customer will be billed a shortfall charge in an amount equal to the difference between the MARC and the total of the actual undiscounted recurring charges for the MSVPP-eligible service components in service for that year.

4. CONTRACT PRICE - AT&T reserves the right to increase from time to time the rates for the Services Provided under this Contract Tariff, regardless of any provisions in this Contract Tariff, including those specified in Section 7. following, that would otherwise stabilize rates or limit rate increases, as a result of charges imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court having competent jurisdiction relating to compensation of pay phone service providers. If necessary, revisions will be filed in this Contract Tariff to reflect the actual rates.

     A.   AT&T SDN SERVICES

     1. The Contract Price for the AT&T SDN Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time, except for those Usage Rates specified in Section 7, following.

     B.   AT&T 800 SERVICES

     1. The Contract Price for the AT&T 800 Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. Nos. 2 and 14, as amended from time to time, except for those Usage Rates specified in Section 7, following.



*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

AT&T COMMUNICATIONS                               CONTRACT TARIFF NO. [***]*
Adm Rates and Tariffs                                       Original Page 8
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective: October 15, 1997

                     **All material on this page is new.**


     4.B.1.    AT&T 800 SERVICES (CONTINUED)

In addition, within the 3rd month following the Tariff Effective Date, the Customer will be billed an initial payment of $[***] which is payable within 30 days. This initial payment does not count toward the MARC specified in Section 3.A., preceding.

     C.   AT&T PRIVATE LINE SERVICES

     1. The Contract Price for the AT&T Private Line Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

In addition, within the 3rd month following the Tariff Effective Date, the Customer will be billed an initial payment of $[***] which is payable within 30 days. This initial payment does not count toward the MARC specified in Section 3.B., preceding.

     D.   AT&T LOCAL CHANNEL SERVICES

     1. The Contract Price for the AT&T Local Channel Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 11, as amended from time to time.

5. DISCOUNTS - The following discounts are the only discounts for the Services Provided under this Contract Tariff. No other discounts apply. Unless modified below, the Base Discounts listed in this section are the same discounts as specified in the AT&T Tariffs referenced in Section 1., preceding, as amended from time to time.

     A.   AT&T SDN SERVICES

     1. BASE DISCOUNTS - The Customer will receive the following discounts in lieu of those specified for the Term and Volume Plan (TVP). These discounts will be applied in the same manner as the TVP specified in AT&T Tariff F.C.C. No. 1.

                For Gross Monthly        Discounts applied to
                Usage Charges of:        Domestic SDN Usage
                -----------------        ------------------

            Between $0 up to $1,000,000        [***]
            over $1,000,000                    [***]

                For Gross Monthly         Discounts applied to
                Usage Charges of:        International SDN Usage
                -----------------        -----------------------

            Between $0 up to $10,000           [***]
            over $10,000 up to $75,000         [***]
            over $75,000                       [***]

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

AT&T COMMUNICATIONS                               CONTRACT TARIFF NO. [***]*
Adm Rates and Tariffs                                       Original Page 9
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective: October 15, 1997

                     **All material on this page is new.**

     5.A. AT&T SDN SERVICES (CONTINUED)

     2. ADDITIONAL DISCOUNTS - The following additional discounts will be applied monthly after the discounts in 5.A.1. have been applied.

          (A) The Customer will receive an additional [***] discount on SDN International Calling Capability and GSDN Service Direct Dialed usage on amounts between $[***] and $[***] (excluding Calling Card and Network Remote Access
(NRA)). No additional discount will apply to SDN International Calling Capability and GSDN Service usage amounts over $[***].

     B.   AT&T 800 SERVICES

     1.   BASE DISCOUNTS

          (A) The Customer will receive a [***]% discount each month on the AT&T MEGACOM 800 Services and the AT&T 800 READYLINE Services provided under this Contract Tariff.

          (B) The Customer will receive the following discounts, each month, in lieu of those specified for the Revenue Volume Pricing Plan (RVPP) in AT&T Tariff F.C.C. No. 2. These discounts will be applied to the same AT&T 800 Services Usage that qualify for the RVPP as specified in AT&T Tariff F.C.C. No. 2, as amended from time to time.

                For AT&T 800 Services
                Discounted Monthly Usage Charges of:  RVPP Discount
                ------------------------------------  -------------

                Between $0 up to $2000,000      [***]%
                over $2,000,000                 [***]%

     2. ADDITIONAL DISCOUNTS - The following additional discounts will be applied after the discounts in 5.B.1.(a) have been applied.

          (A) The Customer will receive an additional [***]% discount on AT&T 800 READYLINE Service-Canada, AT&T 800 READYLINE Service-Mexico, AT&T 800 READYLINE Service-Overseas and AT&T MEGACOM 800 Service-Canada, AT&T MEGACOM 800 Service-Mexico, and AT&T MEGACOM 800 Service-Overseas usage on amounts between $[***] and $[***]. No additional discount will apply on amounts over $[***].



*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

AT&T COMMUNICATIONS                                CONTRACT TARIFF NO. [***]*
Adm Rates and Tariffs                                       Original Page 10
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective: October 15, 1997

                     **All material on this page is new.**

5.   DISCOUNTS (CONTINUED)

     C.   AT&T PRIVATE LINE SERVICES- DOMESTIC

     1.   BASE DISCOUNTS

          (A) The Customer will receive the same discounts as a 3 year $[***] MSVPP MMRC as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

     2.   ADDITIONAL DISCOUNTS -- None.

     D.   AT&T LOCAL CHANNEL SERVICES

     1. BASE DISCOUNTS - The Customer will receive the same discounts as a 3 year $[***] MSVPP MMRC for all Local Channel Services provided under this Contract Tariff as specified in AT&T Tariff F.C.C. No. 11 , as amended from time to time. These discounts do not apply to AT&T Terrestrial 1.544 Mbps Local Channels subscribed to under an Access Value Plan (AVP) or an Access Value Arrangement (AVA).

     2.   ADDITIONAL DISCOUNTS -- None.

6.   CLASSIFICATIONS, PRACTICES AND REGULATIONS

     A. Except as otherwise provided in this Contract Tariff, the rates and regulations that apply to the Services Provided specified in Section 1, preceding, are as set forth in the Applicable AT&T Tariffs that are referenced in Section 1, preceding, as such tariffs are amended from time to time.

     B.   MONITORING CONDITIONS  -   The Customer must satisfy the following
Service Requirements which will be monitored on each anniversary of the CISD. The Monitoring Period is the 12 months immediately preceding each anniversary of the CISD.

     1.   AT&T SDN SERVICES AND AT&T 800 SERVICES

          (A) The Customer must have at least [***] Customer Premises which generate calling from AT&T SDN Services using dedicated access.



*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

AT&T COMMUNICATIONS                                CONTRACT TARIFF NO. [***]*
Adm Rates and Tariffs                                       Original Page 11
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective: October 15, 1997

                     **All material on this page is new.**

     6.B.2.    AT&T SDN SERVICES AND AT&T 800 SERVICES (CONTINUED)

          (B) At least [***]% of the Customer's annual domestic SDN minutes of use under this Contract Tariff must be billed under Rate Schedules B, C and/or D.

          (C) At least [***]% of the Customer's annual domestic SDN minutes of use under this Contract Tariff must be interstate.

          (D) At least [***]% of the Customer's annual AT&T 800 Services minutes of use under this Contract Tariff must be interstate and/or international minutes of use.

          (E) The Customer must have at least [***] and must not exceed [***] Customer Premises where AT&T MEGACOM 800 Services terminate.

If the Customer, during the Monitoring Period, has failed to satisfy any of these Service Requirements, the Customer will be billed an amount equal to [***]% of the MARC. Any such bill must be paid by the Customer within 30 days.

     2.   AT&T PRIVATE LINE AND AT&T LOCAL CHANNEL SERVICES  -  None.

     C.   PROMOTIONS, CREDITS AND WAIVERS

The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in Section 1, preceding.

There are no credits or waivers for the Services Provided under this Contract Tariff.

     D. DISCONTINUANCE - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T tariffs referenced in
Section 1, preceding, the following provisions shall apply.



*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

AT&T COMMUNICATIONS                                CONTRACT TARIFF NO. [***]*
Adm Rates and Tariffs                                       Original Page 12
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective: October 15, 1997

                     **All material on this page is new.**

6.D. DISCONTINUANCE (CONTINUED)

The Customer may discontinue this Contract Tariff prior to the end of the contract Tariff Term, provided the Customer replaces this Contract Tariff with other AT&T Tariff F.C.C. Nos. 1, 2, 9, 11 and 14 Services or another AT&T Contract Tariff for AT&T Tariff F.C.C. Nos. 1, 2, 9, 11 and 14 Services having:
(i) an equal or greater new annual revenue commitment(s) and (ii) a new term equal to or greater than the remaining term, but not less than 3 years.
However, the Customer will be billed a prorated Shortfall Charge equal to the difference between: (1) the AT&T SDN and AT&T 800 Services combined MARC for the year in which the Customer discontinues, divided by 12, times the number of months the Customer was in this Contract Tariff that year and (2) the total of the actual discounted AT&T SDN and AT&T 800 Services domestic and international GMUCs incurred for that year, provided the amount in (2) is less than the amount in (1). The Customer will also be billed a Prorated Shortfall Charge equal to the difference between: (A) the AT&T Private Line and AT&T Local Channel Services combined MARC for the year in which the Customer discontinues, divided by 12, times the number of months the Customer was in this Contract Tariff that year and (B) total of the actual undiscounted recurring charges for the MSVPP-eligible service components in service for that year, provided the amount in (B) is less than the amount in (A).

If the Customer discontinues this Contract Tariff for any reason other than specified above, prior to the expiration of the Contract Tariff Term, a Termination Charge will apply. The Termination Charge for AT&T SDN and AT&T 800 Services will be an amount equal to [***] of the unsatisfied MARC for the year in which the Customer discontinues this Contract Tariff and [***] of the MARC for each year remaining in the Contract Tariff Term. The Termination Charge for AT&T Private Line and AT&T Local Channel Services will be an amount equal to [***] of the unsatisfied MARC for the year in which the customer discontinues this Contract Tariff and [***] of the MARC for each year remaining in the Contract Tariff Term.

     E.   OTHER REQUIREMENTS

     1. PAYMENT OF CHARGES - If full payment is not received by AT&T within thirty (30) days of the due date, AT&T will assess a late payment fee of 1% of the unpaid amounts for each month that payment is not received.

     F. AVAILABILITY - This Contract Tariff is available only to Customers who: (1) will order this Contract Tariff only once, either by the Customer of any Affiliate of the Customer, which is an entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; and (2) order service within 30 days after the effective date of this Contract Tariff for initial installation of the Services Provided under this Contract Tariff within 60 days after the date ordered.


*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

AT&T COMMUNICATIONS                                CONTRACT TARIFF NO. [***]*
Adm Rates and Tariffs                                       Original Page 13
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective: October 15, 1997

                     **All material on this page is new.**

7.   RATES - The following Usage Rates are stabilized for the Contract Tariff
Term.

     A.         SDN RATE SCHEDULE A AND A-PV (EXCLUDING NRA)

All                      Initial 18 Seconds         Each Additional 6 Seconds
                ------------------------------      -------------------------
Mileages        Day      Evening         Night      Day       Evening    Night
& Bands         [***]    [***]           [***]      [***]     [***]      [***]

     B.         SDN RATE SCHEDULE B(A), B(B), B-PV(A) AND B-PV(B) (EXCLUDES NRA)

All                      Initial 18 Seconds         Each Additional 6 Seconds
                ------------------------------      --------------------------
Mileages        Day      Evening         Night      Day       Evening    Night
& Bands         [***]    [***]           [***]      [***]     [***]      [***]

     C.         SDN RATE SCHEDULE C(A), C(B) AND C-PV

All                      Initial 18 Seconds         Each Additional 6 Seconds
                ------------------------------      -------------------------
Mileages        Day      Evening         Night      Day       Evening    Night
& Bands         [***]    [***]           [***]      [***]     [***]      [***]

     D.         AT&T 800 READYLINE SERVICE-DOMESTIC

                                         Per Hour of Use
                         ----------------------------------------
Service Area             Business Day    Evening    Night/Weekend
--------------           --------------  ---------  -------------
1                        [***]           [***]      [***]
2-6                      [***]           [***]      [***]

     E.         AT&T MEGACOM 800 SERVICE-DOMESTIC

                                         Per Hour of Use
                         ----------------------------------------
Service Area             Business Day    Evening    Night/Weekend
--------------           --------------  ---------  -------------
1                        [***]           [***]      [***]
2-6                      [***]           [***]      [***]

     F.         AT&T 800 MEGACOM 800 SERVICE-CANADA

                                         Per Hour of Use
                         ----------------------------------------
Service Area             Business Day    Evening    Night/Weekend
--------------           --------------  ---------  -------------
1                        [***]           [***]      [***]
2-6                      [***]           [***]      [***]

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

AT&T COMMUNICATIONS                                CONTRACT TARIFF NO. [***]*
Adm Rates and Tariffs                                       Original Page 14
Bridgewater, NJ 08807
Issued:  October 14, 1997                          Effective: October 15, 1997

                     **All material on this page is new.**

7.   RATES (CONTINUED)

     G. INTERNATIONAL CALLING CAPABILITY - Following are the AT&T SDN International Calling Capability Usage Rates to the Countries listed below, applicable under this Contract Tariff. These rates are stabilized for the Contract Tariff Term.

     1. U.S. MAINLAND USAGE RATES - The following schedules are used to rate calls between stations in the U.S. Mainland and stations in the country/area specified below. Rates apply for all days of the week including holidays. Unless otherwise specified, the Initial Period (IP) is 18 seconds, or fraction thereof, and the Additional Period (AP) is 6 seconds, or fraction thereof.

     (A) CANADA RATE SCHEDULE - This schedule applies to Customer Dialed calls to stations in Canada using dedicated access.

                                  Rates
               ---------------------------------------------------
                        Peak                     Off-Peak
                       8AM-6PM                   6PM-8AM
               ---------------------------------------------------
                  Initial    Each Add'l     Initial    Each Add'l
                18 Seconds    6 Seconds   18 Seconds    6 Seconds
Rate Mileage    or Fraction  or Fraction  or Fraction  or Fraction
--------------  -----------  -----------  -----------  -----------

1-          18  [***]        [***]        [***]        [***]
19-         80  [***]        [***]        [***]        [***]
81-        140  [***]        [***]        [***]        [***]
141-       220  [***]        [***]        [***]        [***]
221-       345  [***]        [***]        [***]        [***]
346-       630  [***]        [***]        [***]        [***]
631-      1200  [***]        [***]        [***]        [***]
1201-     1610  [***]        [***]        [***]        [***]
1611-     4000  [***]        [***]        [***]        [***]


*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.